UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2024

MARINE PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 300, Atlanta, Georgia 30329

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2024, during the annual meeting of stockholders of Marine Products Corporation (the “Company”), the stockholders approved the 2024 Stock Incentive Plan. The material terms of the Agreement were previously reported in the Company’s Proxy Statement dated March 14, 2024 (the “Proxy Statement”), under the caption “Proposal 3: Approval of the 2024 Stock Incentive Plan.” The Agreement was filed as Appendix A to the Proxy Statement. Proposal 3 and Appendix A of the Proxy Statement are hereby incorporated by reference herein.

The 2024 Stock Incentive Plan authorizes the Human Capital Management and Compensation Committee of the Board of Directors of the Company to grant to directors, officers and other key employees stock options and other equity compensation as more fully described and summarized in the Company’s Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of the Company was held on April 23, 2024. At the Annual Meeting the stockholders of the Company (i) elected three Class II Nominees to the Board of Directors; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) voted to approve the 2024 Stock Incentive Plan.

The voting results for each proposal are as follows:

1.	To elect the three Class II Nominees to the Board of Directors:

	For	Withheld	Broker Non-Vote
Class II Nominees:
Gary W. Rollins	30,475,878	1,171,735	1,405,859
Richard A. Hubbell	30,467,084	1,180,529	1,405,859
John F. Wilson	29,988,694	1,658,919	1,405,859

2.

To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. There were no broker non-votes with respect to this proposal:

For	Against	Abstain
33,004,525	44,020	4,927

3.	To approve the 2024 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Vote
27,476,148	4,144,906	26,557	1,405,861

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
10.1	2024 Stock Incentive Plan (incorporated by reference to Appendix A to the Registrant’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 14, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation

Date: April 24, 2024	/s/ Michael L. Schmit
Michael L. Schmit
Vice President, Chief Financial Officer and Treasurer